UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

Schrödinger, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39206	95-4284541
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1540 Broadway, 24th Floor New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 295-5800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SDGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2021, Joel Lebowitz notified Schrödinger, Inc. (the “Company”) of his decision to retire as Chief Financial Officer of the Company, effective as of February 28, 2022.

On December 18, 2021, the Board of Directors of the Company appointed Jenny Herman as the interim principal financial officer, effective as of March 1, 2022.

Ms. Herman, age 45, has served as the Company’s Senior Vice President, Finance and Corporate Controller since October 2020. Ms. Herman served as the Company’s Vice President, Finance and Corporate Controller from May 2019 to October 2020, as the Company’s Controller from January 2010 to May 2019, as the Company’s Accounting Manager from January 2007 to January 2010, as the Company’s Senior Accountant from January 2004 to January 2007 and as the Company’s Staff Accountant from May 2002 to January 2004. Prior to joining the Company, Ms. Herman served as a Senior Accountant at NYK Logistics (North America), a shipping and logistics company, from September 1998 to March 2002. Ms. Herman is a certified public accountant. Ms. Herman received a B.S. in Accounting and Finance from The University of Montana – College of Business.

Ms. Herman does not have a family relationship with any of the Company’s officers or directors and has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Herman will enter into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.21 to the Company’s Registration Statement on Form S-1 (File No. 333-235890) filed with the Securities and Exchange Commission on January 10, 2020, which will become effective upon the effective date of her appointment. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Ms. Herman for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by her in any action or proceeding arising out of her service as an officer of the Company.

There have been no other changes to Ms. Herman’s compensatory plans or arrangements in connection with her appointment described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Schrödinger, Inc.

Date: December 21, 2021	By:	/s/ Yvonne Tran
Yvonne Tran Chief Legal Officer and Corporate Secretary

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